Exhibit No. (24)

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Nelson Urdaneta, Andrew Drexler, Alison Rhoten and Jeffrey Melucci, and each of them, with full power to act alone, the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and any and all amendments thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or their or his or her substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of February 2023.

/s/ Sylvia M. Burwell
Sylvia M. Burwell

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Nelson Urdaneta, Andrew Drexler, Alison Rhoten and Jeffrey Melucci, and each of them, with full power to act alone, the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and any and all amendments thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or their or his or her substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of February 2023.

/s/ John W. Culver
John W. Culver

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Nelson Urdaneta, Andrew Drexler, Alison Rhoten and Jeffrey Melucci, and each of them, with full power to act alone, the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and any and all amendments thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or their or his or her substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of February 2023.

/s/ Robert W. Decherd
Robert W. Decherd

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Nelson Urdaneta, Andrew Drexler, Alison Rhoten and Jeffrey Melucci, and each of them, with full power to act alone, the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and any and all amendments thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or their or his or her substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of February 2023.

/s/ Mae C. Jemison
Mae C. Jemison

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Nelson Urdaneta, Andrew Drexler, Alison Rhoten and Jeffrey Melucci, and each of them, with full power to act alone, the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and any and all amendments thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or their or his or her substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of February 2023.

/s/ S. Todd Maclin
S. Todd Maclin

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Nelson Urdaneta, Andrew Drexler, Alison Rhoten and Jeffrey Melucci, and each of them, with full power to act alone, the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and any and all amendments thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or their or his or her substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of February 2023.

/s/ Deirdre A. Mahlan
Deirdre A. Mahlan

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Nelson Urdaneta, Andrew Drexler, Alison Rhoten and Jeffrey Melucci, and each of them, with full power to act alone, the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and any and all amendments thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or their or his or her substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of February 2023.

/s/ Sherilyn S. McCoy
Sherilyn S. McCoy

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Nelson Urdaneta, Andrew Drexler, Alison Rhoten and Jeffrey Melucci, and each of them, with full power to act alone, the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and any and all amendments thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or their or his or her substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of February 2023.

/s/ Christa S. Quarles
Christa S. Quarles

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Nelson Urdaneta, Andrew Drexler, Alison Rhoten and Jeffrey Melucci, and each of them, with full power to act alone, the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and any and all amendments thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or their or his or her substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of February 2023.

/s/ Jaime A. Ramirez
Jamie A. Ramirez

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Nelson Urdaneta, Andrew Drexler, Alison Rhoten and Jeffrey Melucci, and each of them, with full power to act alone, the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and any and all amendments thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or their or his or her substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of February 2023.

/s/ Dunia A. Shive
Dunia A. Shive

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Nelson Urdaneta, Andrew Drexler, Alison Rhoten and Jeffrey Melucci, and each of them, with full power to act alone, the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and any and all amendments thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or their or his or her substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of February 2023.

/s/ Mark T. Smucker
Mark T. Smucker

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Nelson Urdaneta, Andrew Drexler, Alison Rhoten and Jeffrey Melucci, and each of them, with full power to act alone, the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and any and all amendments thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or their or his or her substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of February 2023.

/s/ Michael D. White
Michael D. White